UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 23, 2008

GLOBAL MED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-22083	84-1116894
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

12600 West Colfax, Suite C-420, Lakewood, Colorado		80215
(Address of principal executive offices)		(Zip Code)

(303) 238-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Effective as of September 23, 2008, Global Med Technologies, Inc. (the “Company”) amended the first sentence in Article II, Section 2.09 of the Company’s Bylaws (the “Sentence”) which previously stated: “At all meetings of shareholders, a majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum.” Pursuant to the aforementioned amendment, the Sentence now reads in its entirety: “At all meetings of shareholders, one-third of all shares entitled to vote at the meeting shall constitute a quorum.” The entire text of Article II, Section 2.09 of the Company’s Bylaws, as amended, is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

	3.1	Text of Article II, Section 2.09 of the Company’s Bylaws, as amended

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MED TECHNOLOGIES, INC.

By: /s/Michael I. Ruxin, M.D.
Michael I. Ruxin, M.D.
Chairman and Chief Executive Officer

Date: September 29, 2008

Exhibit Index

Exhibit No.	Description

3.1	Text of Article II, Section 2.09 of the Company’s Bylaws, as amended